                                                                Exhibit 10

                                                                [EXECUTION COPY]


                               AMENDMENT NO. 1 TO
                      AMENDED AND RESTATED CREDIT AGREEMENT


         AMENDMENT dated as of March 31, 1999 to the Amended and Restated Credit Agreement dated as of December 11, 1998 (the "Credit Agreement") among POLAROID CORPORATION (the "Company"), the LENDERS party thereto (the "Lenders"), MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Administrative Agent and Collateral Agent (the "Agent"), and BANKBOSTON, N.A., a Co-Agent.

                              W I T N E S S E T H :

         WHEREAS, pursuant to Section 5.21 of the Credit Agreement, the parties hereto desire to amend the Credit Agreement to include certain covenants granted to the holders of the Company's Bonds (as defined below) and to make certain other changes relating to the Company's Sterling Dry Imaging Investments (as defined below);

         NOW, THEREFORE, the parties hereto agree as follows:

         SECTION 1. DEFINED TERMS; REFERENCES. Unless otherwise specifically defined herein, each term used herein which is (i) defined in the Credit Agreement shall have the meaning assigned to such term in the Credit Agreement and (ii) defined in both the Credit Agreement and the Supplemental Indenture has the meaning assigned to such term in the Credit Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Credit Agreement shall, after this Amendment becomes effective, refer to the Credit Agreement as amended hereby.

         SECTION 2. AMENDMENTS TO DEFINITIONS. (a) Section 1.01 of the Credit Agreement is amended by inserting, in their appropriate alphabetical position, the following definitions:

                  "Affiliate Transaction" has the meaning set forth in Section 5.23.

                  "Attributable Debt" in respect of a sale and leaseback transaction means, at the time of determination, the present value of the obligation of the lessee for net rental payments during the remaining term of the lease included in such sale and leaseback transaction including any period for which such lease has been extended or may, at the option of the lessor, be extended. Such present value shall be calculated using a discount rate equal to the rate of interest implicit in such transaction, determined in accordance with GAAP.

                  "Bonds" means the 11 1/2% Notes due 2006 issued by the Company in an aggregate principal amount of $275,000,000.

                  "Supplemental Indenture" means the First Supplemental Indenture dated as of February 17, 1999 by and between the Company and State Street Bank and Trust Company, as Trustee, and relating to the issuance and sale of the Bonds, as in effect on the date hereof, which is supplemental to the Indenture dated as of January 9, 1997 by and between the Company and State Street Bank and Trust Company, as Trustee.

                  "Sterling Dry Imaging Investments" means the equity interests owned by the Company consisting of (i) 14% of the common stock of SDI Holding Corp. and (ii) 100% of the preferred stock of Sterling Dry Imaging Systems, Inc., a subsidiary of SDI Holding Corp.

         (b) Section 1.01 of the Credit Agreement is amended by inserting at the end thereof the following:

         "The following terms, as used herein, have the meanings set forth in the Supplemental Indenture as in effect on the date hereof:

                  Capital Stock

                  Disqualified Stock

                  Equity Interests

                  Fixed Charge Coverage Ratio (and, for purposes of this definition only, all related definitions contained therein)

                  Stated Maturity"

         SECTION 3. DEFINITION OF RESTRICTED PAYMENT. The definition of "Restricted Payment" in Section 1.01 of the Credit Agreement is amended by adding "and (iii) any payment on or with respect to or any purchase, redemption, defeasance, acquisition or retirement for value of any Permitted Subordinated Debt, except the scheduled payment of interest or principal at the Stated Maturity thereof" immediately after clause (ii) therein and replacing the "or" immediately before "(ii)" with a comma.

         SECTION 4. DEFINITION OF CORPORATE RATING. The definition of "Long-Term Debt Rating" is amended to be named "Corporate Rating" and to read as follows:

                  "Corporate Rating" means at any time (i) with respect to Moody's, its senior implied rating of the Company at such time or, if Moody's does not maintain a senior implied rating of the Company at such time, the rating assigned by Moody's at such time to senior unsecured long-term debt securities of the Company without third-party credit enhancement and (ii) with respect to S&P, its corporate credit rating of the Company at such time or, if S&P does not maintain a corporate credit rating of the Company at such time, the rating assigned by S&P at such time to the senior unsecured long-term debt securities of the Company without third-party credit enhancement."

         SECTION 5. AMENDMENT TO RESTRICTED PAYMENTS. Section 5.10 of the Credit Agreement is amended by adding "(other than Restricted Payments described in clause (iii) of the definition thereof)" immediately after the words "make any Restricted Payment" in subsection (b) thereof and by adding the following new subsection (c) thereto:

                  "(c) Neither the Company nor any Subsidiary will declare or make any Restricted Payment after December 31, 1998 unless no Default has occurred and is continuing or would result after giving effect thereto."

         SECTION 6.  LIMITATION ON INTERCOMPANY DEBT.  Clause (a)(ii) of Section
5.11 of the Credit Agreement is amended to read as follows:

                  "(ii) Debt owing to the Company or to a Subsidiary; PROVIDED that Debt owing by the Company to a Subsidiary that is not a Subsidiary Guarantor shall be permitted by this clause (ii) only to the extent that such Debt is expressly subordinated to the prior payment in full in cash of the principal of and interest (including Post-Petition Interest) on the Loans and all other obligations of the Company under the Financing Documents on terms and conditions reasonably satisfactory to the Required Lenders;"

         SECTION 7. TRANSACTIONS WITH AFFILIATES. Article 5 of the Credit Agreement is amended to add an additional Section to read as follows:

                  "SECTION 5.23. TRANSACTION WITH AFFILIATES. The Company shall not, and shall not permit any Subsidiary, to make any payment to, or sell, lease, transfer or otherwise dispose of any of its properties or assets to, or purchase any property or assets from, or enter into or make or amend any transaction, contract, agreement understanding, loan, advance or

         Guarantee with, or for the benefit of, any Affiliate (each, an "Affiliate Transaction"), unless (i) such Affiliate Transaction is on terms that are no less favorable to the Company or the relevant Subsidiary than those that would have been obtained in a comparable transaction by the Company or such Subsidiary with an unrelated Person; and (ii) the Company delivers to the Administrative Agent:
         (A) with respect to any Affiliate Transaction or series of related Affiliate Transactions involving aggregate consideration of less than $10,000,000, a certificate of the Company's chief executive officer or chief financial officer certifying that such Affiliate Transaction complies with this Section 5.23, (B) with respect to any Affiliate Transaction or series of related Affiliate Transaction involving aggregate consideration equal to or in excess of $10,000,000 and less than $50,000,000, a certificate of the Company's chief executive officer or chief financial officer, approved by the Company's Board of Directors, certifying that such Affiliate Transaction complies with this Section 5.23 and that such Affiliate Transaction has been approved by a majority of the disinterested members of the Board of Directors; and (C) with respect to any Affiliate Transaction or series of related Affiliate Transactions involving aggregate consideration in excess of $50,000,000, an opinion as to the fairness to the Lenders of such Affiliate Transaction from a financial point of view issued by an accounting, appraisal or investment banking firm of national standing.

         The following items shall not be deemed to be Affiliate Transactions and, therefore, will not be subject to the provisions of the prior paragraph: (i) any employment agreement entered into by the Company or any of its Subsidiaries in the ordinary course of business and consistent with the past practice of the Company or such Subsidiary, as the case may be; (ii) transactions between or among the Company and/or its Subsidiaries; (iii) any sale or other issuance of Equity Interests (other than Disqualified Stock) of the Company; (iv) payment of reasonable fees and compensation and indemnity on behalf of officers, directors, employees and consultants of the Company or any Subsidiary of the Company who are not otherwise Affiliates of the Company or the Subsidiary, as the case may be; (v) Restricted Payments that are permitted by Section 5.10; (vi) reasonable payments, advances or loans to employees or consultants for moving, entertainment and travel expenses and similar expenditures in the ordinary course of business; and (vii) transactions with joint ventures or alliances in the ordinary course of business and otherwise in compliance with the provisions of this Agreement on terms at least as favorable as might reasonably have been obtained at such time from an unaffiliated party."

         SECTION 8. RESTRICTIONS ON PAYMENTS BY SUBSIDIARIES. Article 5 of the Credit Agreement is amended to add an additional Section to read as follows:

                  "SECTION 5.24. RESTRICTIONS ON PAYMENTS BY SUBSIDIARIES. The Company will not, and will not permit any of its Subsidiaries to, directly or indirectly, create or permit to exist or become effective any consensual encumbrance or restriction on the ability of any Subsidiary to:

                  (a) pay dividends or make any other distributions on its capital stock to the Company or any of its Subsidiaries, or with respect to any other interest or participation in, or measured by, its profits, or pay any debt owed to the Company or any of its Subsidiaries;

                  (b) make any loans or advances to the Company or any of its Subsidiaries; or

                  (c) transfer any of its properties or assets to the Company or any of its Subsidiaries;

         PROVIDED that the preceding restrictions will not apply to encumbrances or restrictions existing under or by reason of (i) Debt outstanding on the date hereof and any amendments, modifications, restatements, renewals, increases, supplements, refundings, replacements or refinancings thereof, PROVIDED that such amendments, modifications, restatements, renewals, increases, supplements, refundings, replacements or refinancings are no more restrictive, taken as a whole, with respect to such dividend and other payment restrictions than those contained in such outstanding Debt; (ii) the Supplemental Indenture; (iii) applicable law; (iv) any instrument governing Debt or Capital Stock of a Person acquired by the Company or any of its Subsidiaries as in effect at the time of such acquisition (except to the extent such Debt was incurred in connection with or in contemplation of such acquisition), which encumbrance or restriction is not applicable to any Person, or the properties or assets of any Person, other than the Person, or the property or assets of the Person, so acquired, PROVIDED that, in the case of Debt, such Debt was permitted to be incurred pursuant to
         Section 5.11; (v) customary non-assignment provisions in leases entered into in the ordinary course of business; (vi) capital leases, mortgage financings or purchase money obligations for property acquired in the ordinary course of business that impose restrictions on the property so acquired of the nature described in clause (c) of the preceding paragraph; (vii) any agreement for the sale or other disposition of a Subsidiary that restricts distributions by that Subsidiary Guarantor pending its sale or other disposition; (viii) Debt incurred to refund, replace or refinance other

         Debt incurred in compliance with this Agreement, PROVIDED that the restrictions contained in the agreements governing such Debt are no more restrictive, taken as a whole, than those contained in the agreements governing Debt being refinanced; (ix) Liens securing Debt that limit the right of the debtor to dispose of the assets subject to such Lien; (x) provisions with respect to the distribution or disposition of assets or property in joint venture agreements, asset sale agreements, stock sale agreements and other similar agreements entered into in the ordinary course of business; (xi) restrictions on cash or other deposits or net worth imposed by customers under contracts entered into in the ordinary course of business; and (xii) Debt under the Financing Documents."

         SECTION 9. SALE-LEASEBACK TRANSACTIONS. Section 5.14 of the Credit Agreement is amended by adding "(b)" immediately before the first sentence and by inserting the following Section 5.14(a) immediately prior to Section 5.14(b):

                  "(a) The Company will not, and will not permit any of its Subsidiaries to, enter into any sale and leaseback transaction; PROVIDED that the Company or any Subsidiary may enter into a sale and leaseback transaction if:

                   (i) The Company, or that Subsidiary, as applicable, could have incurred Debt in an amount equal to the Attributable Debt relating to such sale and leaseback transaction under (A) the Fixed Charge Coverage Ratio test in the first paragraph of Section 15(c) of the Supplemental Indenture or (B) Section 15(c)(xii) of the Supplemental Indenture, PROVIDED that, in the case of this clause
         (B), the aggregate amount of Attributable Debt relating to all such sale and leaseback transactions shall not exceed $50,000,000 at any one time outstanding;

                   (ii) the gross cash proceeds of that sale and leaseback transaction are at least equal to the fair market value of the property that is the subject of the sale and leaseback transaction; and

                   (iii) the transfer of assets in that sale and leaseback transaction is permitted by this Agreement, and the Company or such Subsidiary applies the proceeds of such transaction in compliance with Section 2.17 of this Agreement."

         SECTION 10. ADDITIONAL EVENTS OF DEFAULT. Section 6.01(b) is amended to add after the reference to Section 5.20 thereof, ", or in Section
5.23 or 5.24".

         SECTION 11. CALCULATION OF INTEREST COVERAGE RATIO, DEBT TO EBITDA RATIO. The Lenders hereby agree that for purposes of calculating compliance with the covenants contained in Section 5.07 and 5.08(a) of the Credit Agreement, Consolidated Net Income for any period shall be calculated on a PRO-FORMA basis excluding any non-cash charges of up to $40,000,000, in the aggregate, taken after December 31, 1998 and before December 31, 1999, for losses incurred by the Company with respect to the sale or other disposition of its equity interests in the Sterling Dry Imaging Investments or any write-down in the carrying value thereof.

         SECTION 12. AMENDMENT OF PRICING SCHEDULE. The Pricing Schedule is amended to replace "Long-Term Debt Ratings" in the second paragraph thereof with the words "Corporate Ratings".

         SECTION 13. REPRESENTATIONS OF BORROWER. The Borrower represents and warrants that (i) the representations and warranties of the Borrower set forth in Article 4 of the Credit Agreement will be true on and as of the Amendment Effective Date and (ii) no Default will have occurred and be continuing on such date.

         SECTION 14. CONSENT BY GUARANTORS. By its signature below, each Guarantor hereby consents to this Amendment, and acknowledges that this Amendment shall not alter, release, discharge or otherwise affect any of its obligations under the Credit Agreement or any Financing Document (as defined in the Credit Agreement), and hereby ratifies and confirms all of the Financing Documents (as so defined) to which it is a party.

         SECTION 15. GOVERNING LAW. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

         SECTION 16. COUNTERPARTS. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

         SECTION 17. EFFECTIVENESS. This Amendment shall become effective as of the date hereof on the date when the following conditions are met (the "Amendment Effective Date"):

                   (a) the Agent shall have received from each of the Borrower, each Guarantor and the Required Lenders a counterpart hereof signed by such party or facsimile or other written confirmation (in form satisfactory to the Agent) that such party has signed a counterpart hereof; and

                   (b) the Agent shall have received an amendment fee for the account of each Lender that has evidenced its agreement hereto as provided in clause (a) by 5:00 p.m. (New York City time) on the later of (i) April 2, 1999 and (ii) the date the Agent issues a notice to the Lenders saying that the Required Lenders have so evidenced their agreement hereto, in an amount equal to 0.05% of such Lender's Commitment.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

                              POLAROID CORPORATION


                              By:
                                  -------------------------------------
                                    Name:
                                    Title:
                                    784 Memorial Drive
                                    Cambridge, Massachusetts 02139
                                    Attention:  Treasurer
                                    Facsimile number:


                              INNER CITY, INC.


                              By:
                                  -------------------------------------
                                    Name:
                                    Title:


                              POLAROID ASIA PACIFIC LIMITED


                              By:
                                  -------------------------------------
                                    Name:
                                    Title:


                              POLAROID CARIBBEAN
                                     CORPORATION


                              By:
                                  -------------------------------------
                                    Name:
                                    Title:


                              POLAROID DIGITAL SOLUTIONS, INC.


                              By:
                                  -------------------------------------
                                    Name:
                                    Title:

                              POLAROID EYEWEAR, INC.


                              By:
                                  -------------------------------------
                                    Name:
                                    Title:


                              POLAROID ID SYSTEMS, INC.


                              By:
                                  -------------------------------------
                                    Name:
                                    Title:


                              POLAROID MALAYSIA LIMITED


                              By:
                                  -------------------------------------
                                    Name:
                                    Title:


                              PRD CAPITAL INC.


                              By:
                                  -------------------------------------
                                    Name:
                                    Title:

                              MORGAN GUARANTY TRUST
                                    COMPANY OF NEW YORK


                              By:
                                  -------------------------------------
                                    Name:
                                    Title:


                              ABN AMRO BANK N.V.


                              By:
                                  -------------------------------------
                                    Name:
                                    Title:


                              By:
                                  -------------------------------------
                                    Name:
                                    Title:


                              BANKBOSTON, N.A.


                              By:
                                  -------------------------------------
                                    Name:
                                    Title:


                              TRANSAMERICA BUSINESS CREDIT
                                    CORPORATION


                              By:
                                  -------------------------------------
                                    Name:
                                    Title:

                              FOOTHILL CAPITAL (L.A.)


                              By:
                                  -------------------------------------
                                    Name:
                                    Title:


                              DEUTSCHE BANK AG, NEW YORK
                                    AND/OR CAYMAN ISLANDS
                                    BRANCHES


                              By:
                                  -------------------------------------
                                    Name:
                                    Title:


                              By:
                                  -------------------------------------
                                    Name:
                                    Title:


                              THE FIRST NATIONAL BANK OF
                                    CHICAGO


                              By:
                                  -------------------------------------
                                    Name:
                                    Title:


                              SENIOR DEBT PORTFOLIO

                              By:   Boston Management and Research,
                                    as Investment Advisor


                              By:
                                  -------------------------------------
                                    Name:
                                    Title:

                              THE SUMITOMO BANK, LIMITED,
                                    NEW YORK BRANCH


                              By:
                                  -------------------------------------
                                    Name:
                                    Title:


                              WACHOVIA BANK, N.A.


                              By:
                                  -------------------------------------
                                    Name:
                                    Title:


                              FLEET NATIONAL BANK


                              By:
                                  -------------------------------------
                                    Name:
                                    Title:


                              MELLON BANK, N.A.


                              By:
                                  -------------------------------------
                                    Name:
                                    Title:


                              TEXTRON FINANCIAL CORPORATION


                              By:
                                  -------------------------------------
                                    Name:
                                    Title:

                              PNC BANK, NATIONAL ASSOCIATION


                              By:
                                  -------------------------------------
                                    Name:
                                    Title:


                              KZH STERLING LLC


                              By:
                                  -------------------------------------
                                    Name:
                                    Title:

(NY) 27009/480/AMEND/amend1.wp

                              MORGAN GUARANTY TRUST
                                    COMPANY OF NEW YORK, as
                                    Administrative Agent


                              By:
                                  -------------------------------------
                                    Name:
                                    Title:
                                    60 Wall Street
                                    New York, New York 10260-0060
                                    Attention:  Loan Department
                                    Telex number:  177615 MGT UT
                                    Facsimile number:  212-648-5014


                              BANKBOSTON, N.A., as Co-Agent


                              By:
                                  -------------------------------------
                                    Name:
                                    Title:
                                    100 Federal Street
                                    Mail Stop: 01-10-01
                                    Boston, MA 02110
                                    Attention: Grace A. Barnett
                                    Telex number: 4996527
                                    Facsimile number: 617-434-0601


                              MORGAN GUARANTY TRUST
                                    COMPANY OF NEW YORK, as
                                    Collateral Agent


                              By:
                                  -------------------------------------
                                    Name:
                                    Title:
                                    c/o  J.P. Morgan Services Inc.
                                         500 Stanton Christiana Road
                                         Newark, Delaware 19713-2107
                                         Attention: Jeannie Mattson
                                         Facsimile number: (302) 634-1852